Exhibit 10.10(b)

SECOND AMENDMENT TO THE AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF ROYAL STREET COMMUNICATIONS, LLC

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF ROYAL STREET COMMUNICATIONS, LLC (this “Amendment”) is effective as of February 17, 2010, by and among C9 WIRELESS, LLC, a Delaware limited liability company (“C9”), METROPCS WIRELESS, INC., a Delaware corporation (“MPCS Member”).

W I T N E S S E T H:

WHEREAS, C9 and the MPCS Member are parties to that certain Amended and Restated Limited Liability Company Agreement of Royal Street Communications, LLC (“Royal Street”), executed on December 15, 2005 as of November 24, 2004 as amended by the First Amendment to the Amended and Restated Limited Liability Company Agreement, effective as of January 1, 2007 (the Amended and Restated Limited Liability Company Agreement, as amended, and as may be amended, restated, supplemented or otherwise modified from time to time, the “LLC Agreement”); and

WHEREAS, GWI PCS1, Inc., a Delaware corporation, was an original party to the LLC Agreement and held a 75% LLC Interest in Royal Street; and

WHEREAS, on December 31, 2008 GWI PCS1, Inc. merged into MetroPCS Wireless, Inc.; and

WHEREAS, C9 and the MPCS Member are the sole parties to the LLC Agreement and the sole members of Royal Street (“Parties”); and

WHEREAS, pursuant to Section 16.8 of the LLC Agreement, Entire Agreement; Amendment; Waiver, the LLC Agreement may be amended by “an instrument in writing signed by the Parties affected” by any such amendment; and

WHEREAS, C9 and the MPCS Member desire to, and have agreed to, amend the LLC Agreement to allow Royal Street to Build-Out and operate Royal Street Systems on personal communication services and advanced wireless services spectrum leased to Royal Street.

NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the LLC Agreement as follows:

1. Capitalized Terms. All capitalized terms used herein, which are not defined herein, shall have the meanings ascribed thereto in the LLC Agreement, as amended hereby.

2. Amendments to Section 1.1.

(a) Section 1.1 of the LLC Agreement, Certain Definitions, is hereby modified and amended by deleting the following defined terms in their entirety and substituting the following defined terms in lieu thereof:

“Build-Out” shall mean the construction of a PCS system in accordance with the Applicable Law, including the FCC Rules.

“Business” shall mean the provision of wholesale PCS Service utilizing code division multiple access (“CDMA”) technology, long-term evolution (“LTE”) technology, or such other business as Royal Street may conduct in accordance with the terms of this Agreement.

“GWI” shall mean MetroPCS Wireless, Inc., a Delaware corporation as the successor-in-interest to GWI PCS1, Inc., and any successors and assigns.

“Market” shall mean the geographic area(s) in which Royal Street is authorized by the FCC to provide PCS Service, pursuant to a License or an approved spectrum lease.

“PCS” or “PCS Service(s)” shall mean personal communications services and related telecommunications services authorized by Part 24 of the FCC Rules and advanced wireless services and related telecommunications services authorized by Part 27 of the FCC Rules.

“Royal Street System” shall mean the PCS system(s) using CDMA or LTE technology constructed and operated by Royal Street in each of the Markets.

“Substantial Completion Date” shall mean the date on which the Build-Out of the Royal Street System, for Licenses subject to a construction requirement under Part 24 of the FCC’s rules, satisfies the construction requirements of Section 24.203 of the FCC Rules, and for approved spectrum leases, when Royal Street begins to offer commercial service on the Royal Street System using the leased spectrum.

(b) Section 1.1 of the LLC Agreement, Certain Definitions, is hereby modified and amended by inserting the phrase “, spectrum leases” after the word “Licenses” in the definition of “Royal Street Assets”.

3. Amendment to Section 2.10(a). Subsection 2.10(a) of the LLC Agreement is hereby modified and amended by deleting the word “CMRS” in the third sentence in its entirety and substituting the word “PCS” in lieu thereof.

4. Amendment to Section 5.3(a). Subsection 5.3(a) of the LLC Agreement, Right of First Refusal in Event of Disposition of Royal Street Assets, is hereby modified and amended by inserting the phrase “on the Licenses” before the defined term “(the “Build-Out Date”)”.

5. Amendment to Section 16.4. Section 16.4 of the LLC Agreement, Notices, is hereby modified and amended by deleting the notices addresses for each and all parties and other referenced therein in their entirety and substituting the following in lieu thereof:

If to GWI, to:

MetroPCS Wireless, Inc.

2250 Lakeside Boulevard

Richardson, TX 75082

Attention: Legal Department

Facsimile: (866) 685-9618

with copies to:

Paul, Hastings, Janofsky & Walker LLP

875 15th Street N.W.;

Twelfth Floor

Washington, DC 20005

Attention: Carl W. Northrop

Facsimile: (202) 551-0125

If to the MPCS Member, to:

MetroPCS Communications, Inc.

2250 Lakeside Boulevard

Richardson, TX 75082

Attention: Legal Department

Facsimile: (866) 685-9618

with copies to:

Paul, Hastings, Janofsky & Walker LLP

875 15th Street NW

Twelfth Floor

Washington, DC 20004

Attention: Carl W. Northrop

Facsimile: (202) 551-0125

If to C9 Wireless, to:

C9 Wireless, LLC

PO Box 2365

Southampton, NY 11969

Attention: Robert Gerard

Facsimile: (631) 283-9153

with a copy to:

Patton Boggs LLP

2550 M Street, N.W.

Washington, D.C. 20037

Attention: Paul C. Besozzi

Facsimile: (202) 457-6315

If to Royal Street, to:

Royal Street Communications, LLC

PO Box 2365

Southampton, NY 11969

Attention: Robert Gerard

Facsimile: (631) 283-9153

with a copy to:

Patton Boggs LLP

2550 M Street, N.W.

Washington, D.C. 20037

Attention: Paul C. Besozzi

Facsimile: (202) 457-6315

6. Amendment to Section 16.8. Section 16.8 of the LLC Agreement, Entire Agreement; Amendment; Waiver, is hereby modified and amended by deleting the words “and thereof” in the first sentence in their entirety.

7. No Other Amendments. Except for the amendments expressly set forth above, the LLC Agreement shall remain unchanged and in full force and effect.

8. Effective Date. This Amendment will be effective as of the date first written above.

9. Representations and Warranties. Each of C9 and MPCS Member agrees, represents and warrants in favor of the other that (a) it has the full power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (b) it has taken all actions necessary for the execution and delivery of this Amendment and the performance by it of its obligations hereunder, (c) that the Amendment has been executed and delivered by a duly authorized representative, and (d) the LLC Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each such Party and is enforceable against each such Party in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or (ii) general principles of equity.

10. Effect on the LLC Agreement. Upon the execution of this Amendment, the LLC Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties and liabilities of the Parties hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the LLC Agreement, as applicable, for any and all purposes. Except as specifically provided herein, the LLC Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed.

11. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

12. Law of Contract. This Amendment and the rights and obligations of the Parties shall be governed by and construed in accordance with and subject to the laws of the State of Delaware, without regard to conflicts of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

C9 WIRELESS, LLC,
a Delaware limited liability company

By:	/s/ Robert A. Gerard
	Name:	Robert A. Gerard
	Title:	Sole Member

METROPCS WIRELESS, INC., a Delaware corporation

By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President and Chief Executive Officer